Commitments	12 Months Ended
Dec. 31, 2023
Commitments
Commitments

34Commitments

(a)	Operating lease commitments

The Group leases premises for aesthetic healthcare services and offices under non-cancellable operating agreements. The lease terms are between 3 and 9 years, and a majority of lease agreements are renewable at the end of the lease period at market rate.

From 1 January 2021, the Group has recognised right-of-use assets for these leases, except for short-term as stated in note 2.25 and note 13.

The future aggregate minimum lease payments under non-cancellable operating leases as follows:

	2022	2023
	RMB’000	RMB’000
Not later than 1 year	20	15

(b)	Contingencies

Certain subsidiaries of the Company have been named as defendants in two litigations in the PRC. The maximum amount of the damages claimed by the plaintiffs amounted to an aggregate of approximately RMB25,251,000 (2022: RMB18,200,000). No restricted cash was reserved as at December 31, 2023.